Commitments and Contingencies	12 Months Ended
Mar. 31, 2022
Disclosure Of Commitments And Contingent Liabilities Text Block Abstract
COMMITMENTS AND CONTINGENCIES

NOTE 16 — COMMITMENTS AND CONTINGENCIES

Commitments and contingencies consist of the following:

	As of March 31, 2022 (US$)	As of March 31, 2021 (US$)
Agreement for investment in Preference shares of DDC CATV Network Pvt. Ltd	$-	$1,229,450
Claim against company not acknowledged as debt	-	-
Financially support the investment in research organizations – GHSI	$730,000	730,000

The Company has entered into the Share Subscription Agreement with DDC CATV Network Private Limited and its Promoters under the terms of which it has an option to acquire an additional 49% of the DDC CATV through an issue of 900,000 fully convertible preference shares at INR 100 per share, aggregating to an amount of $1,194,822. The above option is subject to obtaining necessary regulatory approvals. The agreed investment in DDC is no longer committed as of March 31, 2022 due to deconsolidation of subsidiary (refer to Note 24 for details on deconsolidation)

We had retained Skyline Corporate Communications Group, LLC for our capital markets, financial and public relations advisory services. The Company could not make payments under the contract, as the client did not comply with the mandatory regulatory requirements. The client has approach for arbitration. Pending resolution on this matter under arbitration, the claim will not have any significant impact on the financial position of the company.

In accordance with share purchase agreement of GHSI dated October 30, 2021, the company commits to invest an aggregate of USD 800,000; out of which, USD 70,000 was paid against 75% shareholding and the balance is payable as required by the research organisations.